Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pacific Coast National Bancorp (the “Company”) on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Colin Forkner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

December 27, 2004	/s/ Colin Forkner
Chief Executive Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pacific Coast National Bancorp (the “Company”) on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Terry A. Stalk, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1)              The Report fully complies with the requirements of section 13(a) or 15(d) of  the Securities  Exchange  Act  of  1934; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

December 27, 2004	/s/ Terry A. Stalk
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Pacific Coast National Bancorp and will be retained by Pacific Coast National Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.